Exhibit 10.108

PLS REPO FACILITY	EXECUTION

AMENDMENT NO. 10 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 10 to Amended and Restated Master Repurchase Agreement, dated as of November 10, 2015 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC  (the  “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of May 3, 2013 (as amended by Amendment No. 1, dated as of September 5, 2013, Amendment No. 2, dated as of January 10, 2014,  Amendment No. 3, dated as of March 13, 2014, Amendment No. 4, dated as of April 30, 2014,  Amendment No. 5, dated as of May 22, 2014, Amendment No. 6, dated as of June 3, 2014, Amendment No. 7, dated as of October 31, 2014,  Amendment No. 8, dated as of December 23, 2014, and Amendment No. 9, dated as of October 30, 2015, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Pricing Side Letter, dated as of May 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of August 14, 2009,  by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended as follows:

1.1deleting the definition of “Servicing Facility Agreement” in its entirety and replacing it with the following:

“Servicing Facility Agreement”  means that certain Master Repurchase Agreement (Participation Certificates and Servicing), dated November 10, 2015 among Seller, Private National Mortgage Acceptance Company, LLC and the Buyer, as amended from time to time (the “Repurchase Agreement”), which amended and restated that certain Third Amended and Restated Loan and Security Agreement, dated March 27, 2015, as further amended from time to time.

1.2deleting the definition of “Servicing Facility Documents” in its entirety and replacing it with the following:

“Servicing Facility Documents” means the Servicing Facility Agreement and the other “Program Agreements” as defined in the Servicing Facility Agreement.

1.3deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) December 15, 2015, and (b) the date of the occurrence of an Event of Default.

SECTION 2.Security Interest.  Section 8 of the Existing Repurchase Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following:

(b)Buyer and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby grants to Buyer a security interest in (i) Seller’s rights under the Servicing Facility Documents, including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Servicing Facility Rights”) and (ii) all collateral however defined or described under the Servicing Facility Documents to the extent not otherwise included under the definition of Collateral therein (such collateral, the “Additional Collateral”).  Seller shall deliver an irrevocable instruction (the “Irrevocable Instruction Letter”) to the buyer under the Servicing Facility Documents that upon receipt of a notice of an Event of Default under this Agreement, the buyer thereunder is authorized and instructed to remit to Buyer hereunder directly any amounts otherwise payable to Seller and to deliver to Buyer all collateral otherwise deliverable to Seller. In furtherance of foregoing, the Irrevocable Instruction Letter shall also require, upon repayment of the entire Obligations (as defined in the Servicing Facility Documents) under the Servicing Facility Agreement and the termination of all obligations of the buyer thereunder or other termination of the Servicing Facility Documents following the repayment of all obligations thereunder that the buyer thereunder deliver to Buyer hereunder any collateral then in its possession or control.

The foregoing provisions (a) and (b) are intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and  Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(x) of the Bankruptcy Code.

Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer’s security interest created hereby. Furthermore, Seller hereby authorizes Buyer to file financing statements relating to the Repurchase Assets, as Buyer, at its option, may deem appropriate. Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.

With respect to the Additional Collateral, Sections 4.04,  4.05 and 4.06 of the Servicing Facility Agreement are deemed to apply and are incorporated by reference herein.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor;

(b)evidence of the filing of the applicable Uniform Commercial Code financing statement on Form UCC-3, which Seller hereby duly authorizes Buyer to file; and

(c)such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 9.Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 10 to Amended and Restated Master Repurchase Agreement